                                                                    EXHIBIT 10.9

                          CONVERTIBLE PROMISSORY NOTE

                                               ____________________
                                               West Caldwell, New Jersey

     FOR VALUE RECEIVED, the undersigned, LIGHTHOUSE LANDINGS, INC. a New Jersey Corporation (the "Borrower" or the "Company") unconditionally promises to pay to the order of _______________________, having an address at _____________________
(the "Lender") the principal sum of ________________($___________) DOLLARS (the "Indebtedness"), together with interest thereon and all other amounts due hereunder, as follows:

     1. COMMERCIAL LOAN. This Note evidences Borrower's indebtedness to Lender for the Indebtedness, interest thereon and all other amounts due Lender (collectively referred to as the "Loan"). The term "Loan Documents" means this Note and any and all agreements and documents evidencing or relating to the Loan, and all amendments and modifications thereto.

     2. INTEREST RATE. Borrower shall pay Lender interest on the unpaid principal balance of the Loan from the date hereof until the entire principal balance hereunder is paid in full at the rate (calculated on the actual number of days elapsed over a 360 day year) of ten and one-half (10.5%) percent per annum.

     3. PAYMENT TERMS. All payments made hereunder shall be made on the due date thereof, in immediately available funds and in lawful currency of the United States of America. All payments made hereunder shall be made to Lender at its offices set forth in this Note or at such other address as Lender shall notify Borrower of in writing.

     4. TERM. The Loan shall mature on _____________________ (the "Maturity Date").

     5.  PAYMENTS.

           A. Borrower shall pay to Lender interest quarterly on the outstanding principal balance of the Indebtedness with the first interest payment being due ___________.

           B. The entire unpaid principal of the Indebtedness, accrued interest thereon and all other amounts relating thereto shall be due and shall be paid in full by Borrower on the Maturity Date.

     6. LATE FEE. If Lender does not receive the entire amount of any payment required under this Note on the date it is due, Borrower shall pay a late fee of five (5%) percent of that payment.

     7. AFFIRMATIVE COVENANTS. Borrower covenants and agrees that so long as there are any outstanding amounts due Lender, Borrower shall keep and maintain complete and accurate books and records; and permit representatives and/or agents of Lender full and complete access to any or all of Borrower's financial records. Upon written request, Borrower shall furnish to Lender, not later than thirty (30) days after the end of each calendar quarter, Borrower's consolidated financial statements, including without limitation, statements of financial condition, income and cash flows, all of the above certified as true, correct and complete by Borrower.

           Borrower shall keep and maintain all of its property and assets in good order and repair, maintain insurance in amounts sufficient to protect its assets and business operation.

     8. EVENTS OF DEFAULT. The occurrence of any one of the following shall constitute an Event of Default under this Note:

           A.  Breach.  A breach by Borrower of any term, obligation, provision,
               ------
covenant, representation or warranty arising under (i) this Note, including without limitation, failure to make any payment when due hereunder, or under any other Loan Document; or (ii) any present or future agreement with, or in favor of, Lender including the failure to make any payment when due.

           B.  Bankruptcy; Insolvency.  (i) Borrower commences any bankruptcy,
               ----------------------
reorganization, debt arrangement, or other case or proceeding under the United States Bankruptcy Code or under any similar foreign, federal, state, or local statute, or any dissolution or liquidation proceeding, or makes a general assignment for the benefit of creditors, or takes any action for the purpose of effecting any of the foregoing; (ii) any bankruptcy, reorganization, debt arrangement or other case or proceeding under the United States Bankruptcy Code or under any similar foreign, federal, state or local statute, or any dissolution or liquidation proceeding, is involuntarily commenced against or in respect of Borrower or any order for relief is entered in any such proceeding;
(iii) the appointment, or the filing of a petition seeking the appointment of a custodian, receiver, trustee, or liquidator for Borrower, or any of its property, or the taking of possession of any part of the property of Borrower at the instance of any governmental authority.

           C.  Material Misstatement.  Any statement, representation or warranty
               ---------------------
made in or pursuant to this Note or any other Loan Document or to induce Lender to enter into this Note shall prove to be untrue or misleading in any material respect.

           D.  Entry of Judgment.  The filing, entry or issuance of any
               -----------------
judgment, execution, garnishment, attachment, distraint, or lien against Borrower, or its property; the entry of an order enjoining or restraining Borrower and/or restraining or seizing any property of Borrower.

           E.  Transfer of Assets.  Borrower transfers or sells all or
               ------------------
substantially all of its assets, without the prior written consent of Lender.

     9.  REMEDIES.

           A.  Acceleration of Liabilities; Rights of Lender.  Upon the
               ---------------------------------------------
occurrence of an Event
of Default described in Section 10 hereof the Loan shall immediately become due and payable in full, all without protest, presentment, demand or further notice of any kind to Borrower, all of which are expressly waived. Upon and following an Event of Default, Lender, at its option, may exercise any and all rights and remedies it has under this Note, the other Loan Documents and under applicable law, including without limitation, the right to charge and collect all default payments and penalties. Upon and following an Event of Default hereunder, Lender may proceed to protect and enforce Lender's rights under any Loan Document and/or under applicable law by action at law, in equity, or other appropriate proceeding, including without limitation, an action for specific performance to enforce or aid in the enforcement of any provision contained herein or in any other Loan Document.

           B.  Remedies Cumulative; No Waiver.  The rights, powers and remedies
               ------------------------------
hereunder and under the other Loan Documents are cumulative and concurrent, and are not exclusive of any other rights, powers or remedies available to Lender. No failure or delay on the part of Lender in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

     10. CONVERSION. The Lender shall have the right, at its sole and exclusive option, to convert the outstanding Indebtedness to common shares (the "Conversion Rights") of the Company at any time prior to Borrower making payment and should such Conversion Rights be exercised, the Company shall issue such shares to the Lender at the rate of one share for each Two ($2.00) Dollars of the Indebtedness then due and owing. The shares issued by the Company through the exercise of the Conversion Rights shall bear a Section 144 restriction. The option and conversion as provided herein shall be exercised by Lender issuing written notice to the Borrower.

     11. CHANGES. This Note can only be changed by an agreement in writing signed by Borrower and Lender.

     12. NOTICES. Notices and communications under this Note shall be in writing and shall be given by either (i) hand delivery, (ii) first class (postage prepaid), or (iii) reliable overnight commercial courier (charges prepaid) to the addresses listed in this Note. Notice shall be deemed to have been given and received (a) if by and delivery, upon delivery, (b) if by mail, three (3) calendar days after the date first deposited in the United States mail; and (c) if by overnight courier, on the date scheduled for delivery. A party may change its address by giving written notice to the other party as specified herein.

     13. INTEGRATION; AMENDMENT. This Note and the other Loan Documents, constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof. No amendment of this Note, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.

     14. SUCCESSORS AND ASSIGNS. This Note (i) shall be binding upon Borrower and Lender and, where applicable, their respective heirs, executors, administrators, successors and permitted assigns, and (ii) shall inure to the benefit of Borrower and Lender and, where applicable, their respective heirs, executors, administrators, successors and permitted assigns; provided, however, that Borrower may not assign its rights or obligations hereunder or any interest herein without the prior written consent of Lender, and any such assignment or attempted assignment by the Borrower shall be void and of no effect with respect to Lender.

     15. SEVERABILITY AND CONSISTENCY. The illegality, unenforceability or inconsistency of any provision of this Note or any instrument or agreement required hereunder shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Note or any instrument or agreement required hereunder. The Loan Documents are intended to be consistent. However, in the event of any inconsistencies among any of the Loan Documents, such inconsistency shall not affect the validity or enforceability of any Loan Document.

     16. CONSENT TO JURISDICTION AND SERVICES OF PROCESS. Borrower hereby consents and agrees that (i) any action or proceeding against it may be commenced and maintained in any court within the State of New Jersey or in the United States District Court for the District of New Jersey by service of process on any Borrower, and (ii) the courts of the State of New Jersey and the United States District Court for the District of New Jersey shall have jurisdiction with respect to the subject matter hereof and the person of Borrower and all collateral for the Liabilities. Borrower agrees that any action brought by Borrower shall be commenced and maintained only in a court in the federal judicial district or county in which Lender has its principal place of business in New Jersey.

     17. GOVERNING LAW. This Note shall be construed in accordance with and governed by the substantive laws of the State of New Jersey without reference to conflict of laws principles.


     IN WITNESS WHEREOF, Borrower intending this Note to take effect as an instrument under seal and intending to be legally bound, has caused these presents to be duly executed the day and year first above written.

Attest:                                  LIGHTHOUSE LANDINGS, INC. (Borrower)


_____________________________________    By: ___________________________________
ANTHONY T. COLASANTI, Secretary              ANTHONY CAPPAZE, President